UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2003

LEAPFROG ENTERPRISES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-31396	95-4652013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Hollis Street, Suite 150 Emeryville, California	94608-1071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 420-5000

Not applicable

(Former name or former address, if changed since last report)

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Item 7.	Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Text of press release issued by LeapFrog Enterprises, Inc. dated July 23, 2003

Item 9.	Information Being Furnished Under Item 12

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results and Operations of Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 23, 2003, we issued a press release that announced our financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAPFROG ENTERPRISES, INC. (Registrant)

Date: July 23, 2003	By:	/s/ JAMES P. CURLEY
James. P. Curley
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by LeapFrog Enterprises, Inc. dated July 23, 2003

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